Exhibit 10.30

“Unless permitted under securities legislation, the holder of this security must not trade the security before March 5, 2021.”

“The securities represented by this certificate are listed on the Toronto Stock Exchange "TSX"; however, the said securities cannot be traded through the facilities of TSX since they are not freely transferable, and consequently any certificate representing such securities is not "good delivery" in settlement of transactions on TSX.”

SPECIAL WARRANT CERTIFICATE
PROMIS NEUROSCIENCES INC.
(a corporation existing under the laws of Canada)

Certificate Number: SW ◆	Number: ◆

Issue Date: November 4, 2020

THIS IS TO CERTIFY that, for value received, ◆ (the “Holder”) is the registered holder of the number of special warrants (the “Special Warrants”) of Promis Neurosciences Inc. (the “Corporation”) stated above and for each Special Warrant held is entitled to acquire in the manner and at the time, and subject to the terms and restrictions contained in the Special Warrant Terms (attached hereto as Schedule A), all without payment of any consideration, one common share of the Corporation (a “Share”) and one transferable share purchase warrant (a “Warrant”).

The Special Warrants represented by this Special Warrant Certificate will be deemed to be automatically exercised at 1:00 p.m. PT (the “Deemed Exercise Time”) on the earlier of the date (the “Conversion Date”) that is (i) the third business day after a receipt for a final prospectus (the “Prospectus”) qualifying the distribution of the Shares and Warrants issuable upon the conversion of the Special Warrants and (ii) 4 months and one day after the issue date of the Special Warrants.

Special Warrants will be deemed to have been exercised, delivered and surrendered by the holder thereof immediately prior to the Deemed Exercise Time without any further action on the part of the holder.

This Special Warrant Certificate (which includes the “Special Warrants Terms of Promis Neurosciences Inc.” attached hereto) shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

The Corporation shall be entitled to rely on delivery of an executed Certificate by electronic means, and acceptance by the Holder of such electronic Certificate (including, without limitation by facsimile or email delivery) shall be legally effective between the Holder and the Corporation in accordance with the terms hereof.

IN WITNESS WHEREOF the Corporation has caused this Special Warrant Certificate to be executed by its duly authorized officer as of the Issue Date.

PROMIS NEUROSCIENCES INC.

Per:
Authorized Signatory

SCHEDULE A

SPECIAL WARRANTS TERMS
OF
PROMIS NEUROSCIENCES INC.

1.                              The Holder acknowledges and agrees that each Special Warrant will automatically convert into one Share and one Warrant on the Conversion Date and no Special Warrants may be exercised by the holder thereof prior to the Conversion Date.

2.                              Each Warrant will entitle the holder to purchase one Share at any time for a period of sixty months, subject to acceleration (as noted below), at a price of $0.20 per share. At any time after the expiry of the four month hold period applicable to the Warrants, the Corporation may accelerate the expiry of the Warrants if the twenty-day volume-weighted average trading price of the Shares on the TSX (the “Exchange”), or such other exchange on which the Shares may be listed, is greater than $0.60 (the “Trigger Event”) provided that (a) the Corporation gives notice of the same in writing to the holder of the Warrants, and (b) the accelerated expiry date is a date which is not less than 30 calendar days after the date of such notice. For greater certainty, the twenty-day volume-weighted average trading price of the Common Shares on the Exchange shall be calculated by dividing the total value by the total volume of Common Shares traded on the Exchange for the twenty trading days immediately preceding the date of the Trigger Event.

3.                              After the deemed exercise of any of the Special Warrants represented by this Special Warrant Certificate, the Holder shall no longer have any rights this Special Warrant Certificate with respect to such Special Warrants, other than the right to receive certificates issuable on the exercise of those Special Warrants, and those Special Warrants shall be void and of no further value or effect.

4.                              The Special Warrants, the Shares and Warrants issuable upon the exercise of the Special Warrants, and any shares issuable upon the exercise of the Warrants, have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or under the securities laws of any state of the United States. The Special Warrants may not be exercised in the United States or by, or for the account or benefit of, any U.S. person or any person in the United States unless the Special Warrants, and the Shares and Warrants issuable upon exercise hereof, have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available. “United States” and “U.S. person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act.

5.                              The holding of the Special Warrants evidenced by this Special Warrant Certificate does not constitute the Holder a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as expressly provided herein.

6.                              In any case where there is a capital reorganization (such as a share sub-division or consolidation or a transaction with an equivalent effect) or similar event (such as a merger) affecting the capital structure of the Corporation, the Corporation shall give notice to the Holder of the particulars of the event and, if determinable, the adjustment to the conversion terms of the Special Warrant to account for the event, such adjustment being subject to the approval of the Exchange. As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Special Warrant, the Corporation will provide the right to the Holder to convert the Special Warrants into the Shares and Warrants prior to the occurrence of the event. The Corporation shall use its best efforts to take any action which, in the opinion of the Corporation’s counsel, may be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation will be obligated to and may validly and legally issue all the Shares and Warrants or other securities of the Corporation, as applicable, pursuant to this Special Warrant Certificate to which the Holder would be entitled to receive thereafter and to exercise the Special Warrants in accordance with the provisions hereof.

7.                              The Special Warrants are not transferable without the prior written consent of the Corporation, and provided that, where such consent is obtained, such transfer is made in accordance with applicable securities laws and the Holder gives a 72 hour prior notice to the Corporation of such transfer by delivering a form of transfer in the form attached hereto as Schedule “B”.

8.                              Time shall be of the essence hereof.

SCHEDULE “B”
FORM OF TRANSFER

TO:	PROMIS NEUROSCIENCES INC. (the “Corporation”)
RE:	Special Warrants of the Corporation held by the undersigned holder (the “Holder”) pursuant to a certificate (the “Special Warrant Certificate”) dated ______________________________ and bearing the certificate number ___________________

Capitalized terms used but not defined herein shall have the meanings given to them in the Special Warrant Certificate.

FOR VALUE RECEIVED, the Holder hereby sells, assigns and transfers unto             (Name)                                                                               (the “Transferee”) of              (Address)                                                                                                            ,                                                                Special Warrants of the Corporation registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints the Corporation to be the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

The Holder hereby represents, warrants and certifies that the transfer of the Special Warrants was not made in the United States, or to or for the account or benefit of a U.S. Person or a person in the United States, and the contemplated transfer is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

DATED this _______ day of ___________________, 2020.

Signature of Holder guaranteed by:

X
Signature (if Holder is an individual)

Medallion Signature Guarantee	X
Stamp	Authorized signatory (if Holder is not an individual)

Name of Holder (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)